MERCER FUNDS

SUPPLEMENT

TO THE

PROSPECTUS DATED JULY 31, 2023, AS SUPPLEMENTED

Mercer US Large Cap Equity Fund

Mercer US Small/Mid Cap Equity Fund

Mercer Non-US Core Equity Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

Mercer Core Fixed Income Fund

Mercer Opportunistic Fixed Income Fund

The date of this Supplement is December 11, 2023.

The following changes are made in the Prospectus of Mercer Funds (the “Prospectus”):

1.	Liquidation of Mercer US Large Cap Equity Fund

Mercer Investments LLC has decided to liquidate Mercer US Large Cap Equity Fund (the “Fund”) and the Board of Trustees (the “Board”) has approved the proposed liquidation of the Fund. Accordingly, the Board has authorized the officers of the Fund to take all actions deemed necessary and appropriate to provide for the orderly liquidation of the Fund on February 1, 2024 (the “Liquidation Date”). Shareholders remaining invested in the Fund on the Liquidation Date will have their shares automatically redeemed and the proceeds will be distributed as directed. As a result of these developments, shares of the Fund are no longer being offered for sale.

Following the liquidation of the Fund, all references to the Fund are deleted in their entirety from the Prospectus.

2.      In the sub-section titled “Investment Adviser and the Subadvisers and Sub-Subadvisers” under “Who Manages the Funds” on pages 99-100 of the Prospectus, the fifth paragraph is deleted in its entirety and replaced as follows:

The Adviser manages the Funds based on the philosophy and belief that portfolios which are appropriately constructed with combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time. Olaolu Aganga, Larry Vasquez and Erin Lefkowitz are responsible for establishing the Funds’ overall investment strategies and evaluating and monitoring the subadvisers managing the Funds. Ms. Aganga has been at the Adviser since 2023 and currently serves as a Vice President and Chief Investment Officer of the Adviser. From 2018 to 2023, Ms. Aganga was a Managing Director at BlackRock. Mr. Vasquez has been at the Adviser since 2012 and currently serves as a Vice President and Senior Portfolio Manager of the Adviser. From 2009 to 2012, Mr. Vasquez was a portfolio manager at UBS Global Asset Management, Inc. Prior to 2009, he was a portfolio manager at SEI Investments. Ms. Lefkowitz has been at the Adviser since 2021 and currently serves as a Vice President and Senior Portfolio Manager of the Adviser. Prior to 2021, Ms. Lefkowitz held various roles in risk management, portfolio construction, trading and global fixed income portfolio management at Putnam Investments.